                                                                    EXHIBIT 10.7

                            MILWAUKEE LAND COMPANY
                          547 West Jackson Boulevard
                            Chicago, Illinois 60661



                                                   August 7, 1996

Mr. Edwin Jacobson
2575 South Bayshore Drive
Penthouse A
Coconut Grove, Florida 33133

                  Re: First Amendment to Employment Agreement
                      ---------------------------------------

Dear Mr. Jacobson:

                  We are writing with respect to your employment by Milwaukee Land Company (the "Company") as President and Chief Executive Officer of the Company, pursuant to an Employment Agreement, dated June 29, 1993 (the "Employment Agreement"), the term of which expires on June 29, 1998. The Company acknowledges and recognizes the value of your experience and abilities to the Company since the beginning of your employment with the Company, and desires to continue to retain and make secure for itself such experience and abilities through July 2, 2000. Therefore, as of the date hereof, Section 1 and Section 7(d)(i) of the Employment Agreement are hereby amended to delete the clause "fifth anniversary of the date hereof" and substitute therefor the date "July 2, 2000". Except as amended by this letter, the Employment Agreement remains in full force and effect in accordance with its terms.

                  If the foregoing is satisfactory, would you please so indicate by signing and returning to the Company the enclosed copy of this letter whereupon this will constitute our agreement on the subject.

                                        MILWAUKEE LAND COMPANY


                                        By: /s/ Clarence G. Frame
                                           -------------------------------------
                                           Clarence G. Frame
                                           Chairman of the Board


ACCEPTED AND AGREED TO:


    /s/ Edwin Jacobson
---------------------------
     Edwin Jacobson

Mr. Edwin Jacobson
Page 2



ACCEPTED AND AGREED TO:


    /s/ Edwin Jacobson
---------------------------
     Edwin Jacobson